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Exhibit (e)(2)

                                                      Dated: February 26, 1998




                               EXHIBIT A TO THE
                            DISTRIBUTION AGREEMENT
                                    BETWEEN
                  WATERHOUSE INVESTORS FAMILY OF FUNDS, INC.
                                      AND
                            FUNDS DISTRIBUTOR, INC.


Series of Funds

WATERHOUSE INVESTORS FAMILY OF FUNDS, INC.
Money Market Portfolio
U.S. Government Portfolio
Municipal Portfolio
Waterhouse Investors Dow Jones Industrial Average(SM) Index Fund




                                              WATERHOUSE INVESTORS FAMILY
                                                     OF FUNDS, INC.


                                              By:   /s/ Richard W. Ingram
                                                    -------------------------

                                              FUNDS DISTRIBUTOR, INC.


                                              By:   /s/ Joseph F. Tower, III
                                                    -------------------------



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